Other Operating Expenses	12 Months Ended
Dec. 31, 2018
Asset Impairment Charges [Abstract]
Other Operating Expenses
Other Operating Expense
In 2017, we terminated future natural gas transportation commitments related to divested assets for cash payments of $126 million. Also in 2017, we paid $290 million to assign an oil transportation agreement to a third party. In 2016, we conveyed our interests in the Barnett Shale operating area located in north central Texas and simultaneously terminated most of our future commitments associated with this asset. As a result of this transaction, we recognized $361 million of charges related to the termination of natural gas gathering and transportation agreements.